Exhibit 99.1

INVESTOR PRESENTATION APRIL 2017 o nelibertyproperties.com

2 Table of Contents DESCRIPTION: PAGE # Table of Contents 2 Safe Harbor Disclosure 3 Company Overview 4 Experienced Management T eam 5 Attractive Portfolio Fundamentals 6 Portfolio Detail 7 Diversified Portfolio 8 Diversified Tenant Base 9 Financial Summary 10 Targeting Long Term Total Return 11 Growth in Operations 12 Growth Oriented Balance Sheet 13 Mortgage Debt Maturities 1 4 Lease Maturity Profile 15 Consistent Operational Performance 16 Acquisition Track Record 17 Recent Acquisitions 18 Recent Mortgages 19 DESCRIPTION: PAGE # Case Studies: Acquisition – Nashville, TN 20 Disposition – Philadelphia, PA 21 Acquisition – Baltimore, MD 22 Summary 23 APPENDIX Case Studies: Acquisition – Cleveland, OH 25 Acquisition – El Paso, TX 26 Blend and Extend – Office Depot 27 Releasing Case Study – Atlanta, GA 28 Top Tenant Profiles: Havertys Furniture 30 LA Fitness 31 Northern Tool & Equipment 32 Regal Entertainment Group 33 Office Depot 34 GAAP Reconciliation to FFO & AFFO 35

Safe Harbor The statements in this presentation, including targets and assumptions, reflect the Company’s and management’s hopes, intentions, beliefs, expectations or projections of the future and are forward - looking statements . It is important to note that the Company’s actual results could differ materially from those projected in such forward - looking statements . Factors that could cause actual results to differ materially from current expectations include the key a ssumptions contained within this presentation, general economic conditions, local real estate conditions, increases in interest rates, tenant defaults, non - renewals, and/or bankruptcies, and increases in operating costs and real estate taxes . Additional information concerning factors that could cause actual results to differ materially from those forward - looking statements is contained in the Company’s SEC filings , and in particular, the sections of such documents captioned “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations ” . Copies of the SEC filings may be obtained from the Company or the SEC . The Company does not undertake to publicly update or revise any forward - looking statements included in this presentation, whether as a result of new information, future events or otherwise . 3

4 Company Overview ▪ Fundamentals - focused r eal e state company ▪ Disciplined track record through economic cycles ▪ Active net lease strategy ▪ Experienced management team ▪ Alignment of interests through significant insider ownership

Patrick J. Callan, Jr. President & CEO ▪ Chief Executive Officer since 2008, President since 2006, Director since 2002 ▪ Senior Vice President of First Washington Realty Inc. from 2004 to 2005. A joint venture with CalPERS that controlled 100 shopping centers (13 million square feet) which was sold for $2.6 billion to Regency Centers/Macquarie ▪ Vice President of Kimco Realty Corporation (NYSE: KIM) from 1998 to 2004, joined in 1987. Responsible for a $3 billion, 200+ shopping center portfolio Lawrence G. Ricketts, Jr. COO & EVP ▪ Chief Operating Officer since 2008 and Executive Vice President since 2006 (Vice President since 1999) ▪ Over $3 billion of transaction experience in acquisitions, dispositions and financings David W. Kalish, CPA SVP & CFO ▪ Senior Vice President and Chief Financial Officer since 1990 ▪ Senior Vice President, Finance of BRT Apartments Corp. (NYSE: BRT) since 1998 and Senior Vice President and Chief Financial Officer of the managing general partner of Gould Investors L.P. since 1990 Matthew J. Gould Chairman ▪ Chairman of the Board since June 2013 and Vice Chairman from 2011 through 2013. President and Chief Executive Officer from 1989 to 1999; Senior Vice President from 1999 to 2011 ▪ Senior Vice President of BRT Apartments Corp. (NYSE: BRT) since 1993 and Director since 2004 ▪ Chairman of the managing general partner of Gould Investors L.P. since January 2013 and President and CEO from 1997 to 2012 Fredric H. Gould Vice Chairman ▪ Vice Chairman of the Board since June 2013. Chairman of the Board from 1989 to 2013 ▪ Chairman of BRT Apartments Corp. (NYSE: BRT) from 1984 to April 2013 and Director since 1984 ▪ Chairman Emeritus of the managing general partner of Gould Investors L.P. since January 2013 and Chairman from 1997 to 2013 ▪ Director of EastGroup Properties, Inc. (NYSE: EGP) since 1998 5 Experienced Management Team

(1) Information presented as of December 31 , 2016 , including five properties owned by unconsolidated joint ventures (2) Our contractual rental income represents, after giving effect to any abatements, concessions or adjustments, the base rent pa yab le to us for the year ending December 31, 2017 under leases in effect at December 31, 2016 and excludes approximately $0.9 million of straight - line rent and amortization of approxim ately $1.0 million of intangibles. In addition, we have included our $2.8 million share of the base rent payable to our unconsolidated joint ventures for the year ending December 31 , 2 017. 6 Northern Tool – Fort Mill, SC (Charlotte MSA) Total Square Footage 10.1 M Number of Properties 119 Current Occupancy 97.3% Contractual Rental Income (2) $68.6 M Lease Term Remaining 8.7 Years Attractive Portfolio Fundamentals (1) Regal Cinemas (d/b/a United Artists) – Indianapolis, IN

Type of Property Number of Properties Contractual Rental Income (1) % of Contractual Rental Income Retail – General 44 $ 19,778,737 28.9% – Furniture 14 5,938,781 8.7 – Supermarket 2 2,444,943 3.6 – Office Supply 7 2,430,408 3.5 Industrial 22 18,494,532 27.0 Restaurants 17 3,714,189 5.4 Flex 3 3,310,099 4.8 Health & Fitness 3 3,075,583 4.5 Theater 2 (2) 2,515,372 (3) 3.7 Other 5 6,853,891 9.9 119 $68,556,535 100.0% 7 Portfolio Detail (1) Our contractual rental income represents, after giving effect to any abatements, concessions or adjustments, the base rent pa yab le to us for the year ending December 31, 2017 under leases in effect at December 31, 2016 and excludes approximately $0.9 million of straight - line rent and amortization of approximately $1.0 million of intangibles. In addition, we have included our $2.8 million share of the base rent payable to our unconsolidated joint ventures for the year ending December 31, 2017. (2) Though we have three theaters, one is part of a multi - tenant shopping center property in Manahawkin, NJ and is therefore excluded from this column (3) The contractual rental income associated with the theater in Manahawkin, NJ is included in this row

Highest State Concentration by Contractual Rental Income State Number of Properties Contractual Rental Income % Contractual Rental Income Texas 12 $ 8,539,536 12.5% South Carolina 6 5,631,451 8.2 New York 8 5,212,339 7.6 Illinois 8 4,451,463 6.5 Georgia 12 4,067,557 5.9 46 $27,902,346 40.7% 8 ▪ Geographically diverse footprint ▪ Own 119 properties in 30 states ▪ Strong markets drive value Diversified Portfolio

Top Tenants Number of Locations Contractual Rental Income % of Contractual Rental Income Haverty Furniture Companies, Inc . (NYSE: HVT) 11 $ 4,672,624 6.8% LA Fitness International, LLC 3 3,075,583 4.5 Northern Tool & Equipment 1 2,778,672 4.1 Regal Entertainment Group (NYSE: RGC ) 3 2,515,372 3.7 Office Depot, Inc. (NYSE: ODP) 7 2,430,407 3.5 25 $15,472,658 22.6% 9 Diversified Tenant Base

(1) Market cap is calculated using the shares outstanding and the closing OLP stock price of $ 23 . 69 OLP at April 13 , 2017 (2) Calculated as of April 13 , 2017 (3) Based on closing stock price at April 13 , 2017 Market Cap (1) : Shares Outstanding (1) : Insider Ownership (2) : Current Annualized Dividend: Dividend Yield (3) : $437.1 million 18.5 million 22.2% $1.72 7.3% 10 Financial Summary JCI/ Yanfeng (Johnson Controls Guarantee) – McCalla , AL FedEx Ground & Chep USA – St. Louis, MO

(1) Performance period ended December 31 , 2016 11 Consistent driver of long term stockholder value Targeting Long Term Total Return 0% 2% 4% 6% 8% 10% 12% OLP NAREIT Equity Index S&P 500 11.7% 11.1% 8.6% 15 - Year Annualized Total Return (1)

(1) A reconciliation of net income per diluted share, as determined in accordance with GAAP, to FFO per diluted share and AFFO per diluted share may be found at the end of this presentation (2) FFO includes $ 1 . 3 million or $ 0 . 08 per share, and $ 2 . 9 million or $ 0 . 17 per share , in 2014 and 2015 , respectively, of lease termination fees (3) Impacting the changes in the FFO payout ratio are distributions of capital gains from property sales, which gains are excluded from the calculation of FFO 12 Dividend Growth Per Share Havertys – Cedar Park (Austin), TX 86% FFO Payout Ratio (2) 86% FFO Payout Ratio (2) 80% FFO Payout Ratio (2) Growth In Operations $1.50 $1.60 $1.70 $1.80 $1.90 $2.00 2013 2014 2015 2016 $1.66 $1.75 (2) $1.97 (2) $1.90 Historical FFO Per Share (1) $1.60 $1.70 $1.80 $1.90 $2.00 2013 2014 2015 2016 $1.75 $1.84 $1.92 $1.99 Historical AFFO Per Share (1) $1.20 $1.30 $1.40 $1.50 $1.60 $1.70 $1.42 $1.50 $1.58 $1.66 86% FFO Payout Ratio (3) 86% FFO Payout Ratio (3) 80% FFO Payout Ratio (3) 87% FFO Payout Ratio (3)

Gross Assets (1) : Total Debt/Gross Assets (2) : Fixed Rate Debt : Debt Service Coverage Ratio (3) : Fixed Charge Coverage Ratio (3) : FFO Payout : (1) Gross assets represents total assets plus accumulated depreciation of $ 96 . 9 million (2) Total debt includes our share ( i . e . , $ 18 . 0 million ) of debt of our unconsolidated joint ventures (3) Calculated in accordance with the terms of our credit facility $830.3 million 51.4% 97.7% 2.3 to 1.0 1.8 to 1.0 87.0% ▪ Liquidity available to acquire in excess of an estimated $150 million of properties as of April 13, 2017 ▪ $95.0 million available as of April 13, 2017 on Line of Credit of up to a $100 million 13 Growth Oriented Balance Sheet as at December 31, 2016

▪ Weighted average interest rate of 4.3% on fixed rate debt ▪ There is approximately $10.5 million of scheduled amortization of mortgages for the year ending December 31, 2017 14 (1) Includes our share of the mortgage debt of our unconsolidated joint ventures Laddered Mortgage Debt Maturities as at December 31, 2016 (1) $0 $50 $100 $150 $200 $250 2017 2018 2019 2020 2021 2022 & Beyond $9.1 $12.0 $3.5 $3.4 $8.7 $249.3 ($ in millions) Balloon Payments Due For the Year Ending December 31

Year Ending December 31 , Number of Expiring Leases Contractual Rental Income Under Expiring Leases % of Contractual Rental Income Represented by Expiring Leases Approximate Square Feet Subject To Expiring Leases 2017 18 $ 966,243 1.4% 91,733 2018 31 4,120,153 6.0 565,722 2019 20 3,287,145 4.8 448,667 2020 16 3,470,919 5.1 205,772 2021 24 4,812,854 7.0 594,433 2022 20 12,792,431 18.7 2,632,315 2023 9 4,410,818 6.4 610,795 2024 5 2,200,754 3.2 377,222 2025 11 5,664,221 8.3 400,728 2026 12 5,685,484 8.3 584,318 2027 & Beyond 26 21,145,513 30.8 3,283,838 192 $68,556,535 100.0% 9,795,543 15 Lease Maturity Profile

(1) As at December 31, based on square footage, including our unconsolidated joint ventures (2) As of December 31, and includes straight - line rent accruals and amortization of intangibles 16 Stable Occupancy (1) Consistent Operational Performance 80.0% 90.0% 100.0% 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 100.0% 98.0% 99.0% 98.9% 98.1% 98.8% 99.6% 98.6% 98.3% 97.3% $35 $40 $45 $50 $55 $60 $65 2010 2011 2012 2013 2014 2015 2016 $41.4 $44.4 $42.8 $49.3 $56.6 $59.0 $64.2 Strong Rental Income Growth (2) ($ in milions )

▪ Acquired $118.6 million of properties in 2016 ▪ Current pipeline of diverse opportunities in excess of $225 million (1) Includes our 50% share of an unconsolidated joint venture property in (a) Savannah, GA, acquired in 2011 and (b) Manahawkin, NJ, acqui red in 2015 17 Acquisition Track Record $0 $20 $40 $60 $80 $100 $120 2010 2011 2012 2013 2014 2015 2016 $72.3 $ 29.6 (1) $44.6 $107.5 $56.8 $ 95.2 (1) $ 118.6 Acquisitions Per Year ($ in millions)

(1) Yield represents the base rent and straight line rental accruals payable over the remaining term of the lease, annualized, divided by the purchase price (2) Represents four properties purchased with four individual mortgages which are cross - collateralized Date Acquired Property Type Tenant (or d/b/a) MSA State Current Lease Expiration Purchase Price (in ‘000s) Yield (1) Financing Info ( at time of purchase ) (in ‘000s) 09/01/16 Industrial Famous Footwear / Caleres Nashville TN 06/30/31 $32,734 6.4% $21,288 mortgage 08/16/16 Other The Vue Apartments Cleveland OH 08/15/46 $13,896 9.4% All Cash 08/12/16 Retail Burlington / Micro Center Minneapolis MN 07/31/19 - 1/31/20 $14,150 7.9% All Cash 08/02/16 Other The Briarbrook Apartments Chicago IL 07/31/46 $10,530 9.4% All Cash 06/16/16 Retail (2) Advance Auto – 4 sites Various OH 12/31/25 - 12/31/26 $ 6,523 6.8% $4,300 mortgage 06/03/16 Industrial The Toro Company El Paso TX 06/30/22 $23,695 7.7% All Cash 03/30/16 Industrial Multi tenant industrial Greenville SC 12/31/17 - 4/30/21 $17,050 7.7% All Cash 18 Recent Acquisitions

ONE LIBERTY PROPERTIES, INC.

Recent Mortgages

Date Financed	Property Type	Tenant (or d/b/a)	MSA	State	Amount (in '000s)	Mortgage Maturity	Interest Rate
12/12/16(1)	Industrial	Ferguson Enterprises, Inc.	Baltimore	MD	$21,000	01/01/27	3.75%
11/14/16	Retail	Bed Bath & Beyond	Kennesaw	GA	$ 5,525	11/01/41	3.50%
09/01/16	Industrial	Famous Footwear / Caleres	Nashville	TN	$21,288	10/01/31	3.70%
08/24/16	Industrial	The Toro Company	El Paso	TX	$15,000	09/01/22	3.50%
07/29/16	Industrial	Iron Mountain, Anixter and Softbox Systems	Greenville	SC	$ 5,850	08/01/26	4.00%
07/29/16	Industrial	Hartness Int'l, Imperial Pools and Minileit	Greenville	SC	$ 5,265	08/01/26	4.00%
06/30/16	Retail	Ross Stores, Hobby Lobby, Tuesday Morning and Mattress Firm	El Paso	TX	$11,500	07/01/26	4.00%
06/28/16	Furniture	LaZBoy	Naples	FL	$ 2,150	11/05/24	3.24%
06/28/16	Industrial	FedEx	Durham	NC	$ 2,900	11/05/23	3.02%
06/16/16(2)	Retail	Advance Auto – 4 sites	Various	OH	$ 4,300	07/01/26	3.24%
05/20/16	Industrial	US Lumber	Baltimore	MD	$10,000	06/01/28	3.65%
04/20/16	Retail	Carmax	Knoxville	TN	$ 9,500	07/31/28	3.80%
03/11/16(1)	Supermarket	Whole Foods	West Hartford	CT	$18,000	04/01/28	3.38%
01/21/16	Industrial	FedEx	Tampa	FL	$ 2,500	12/05/25	3.57%
01/14/16(1)	Retail	Avalon Carpet and Tile Store	Deptford	NJ	$ 2,850	02/01/41	3.95%

(1) These mortgages were refinanced or modified
(2) Represents four individual loans on four Advance Auto properties which are cross-collateralized

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▪ In September 2016, acquired a distribution facility in Lebanon, TN (Nashville MSA) net leased to Famous Footwear and guaranteed by Caleres , Inc (NYSE: CAL) ▪ Global footwear retailer and wholesaler with annual sales of $2.6 billion. This mission critical facility provides distribution to over 1,200 retail stores and their e - com mer ce site ▪ Distribution companies see Nashville as an ideal location as it is within 650 miles of 50% of the US population ▪ Building is situated on 43 acres of land and was expanded in 2016 by 213,000 SF to a total of 541,024 SF. It has 40’ clear height, 54 dock doors and is 100% climate controlled Purchase Price Mortgage (1) Net Equity Invested Year 1 Base Rent Interest Expense - 3.70% (1) Net Cash to OLP Return on Equity $32,734,000 (21,287,500) $11,446,500 $2,014,946 (787,638) $1,227,308 10.72% (1) Mortgage with an interest rate of 3.70% closed simultaneously with the acquisition 20 Acquisition Case Study – Industrial

▪ In March 2005, acquired a manufacturing facility in Philadelphia, PA leased to Sweet Ovations for $9.7 million ▪ 13 miles north of downtown Philadelphia ▪ The b uilding is 166,000 SF on 13.4 acres of land ▪ The absolute net lease had annual rent increases of 2.5% ▪ Financed the asset in May 2005 and refinanced the asset in February 2012 ▪ Property was sold to the tenant on June 30, 2016 for $14.8 million, resulting in a gain to OLP of approximately $5.7 million, net of all costs ▪ 7.35% cap rate to tenant Purchase Price Sale Price Internal Rate of Return to OLP $ 9,680,000 $14,800,000 18.64% 21 Disposition Case Study

▪ In June 2014, acquired via a short term sale - leaseback, a distribution warehouse in Joppa, MD through a consolidated JV ▪ Simultaneously net leased the property to Noxell Corp, a subsidiary of Proctor & Gamble (NYSE: PG), through December 31, 2015 ▪ 19 miles north of Baltimore, MD - approximately 1.5 miles from a full interchange on Interstate 95 ▪ 258,710 SF building on 19.20 acres of land, with 36 - 40’ clear heights, 25+ dock doors and expansion area ▪ In January 2016, signed a new lease with US Lumber Group, LLC for approximately 10 years ▪ Rent increased by 14.0% ▪ Investing approximately $1.6 million to expand the parking lot for additional trailer storage space, adding dock doors and renovating office area Purchase Price Year 1 Base Rent for Noxell Corp Year 1 Return on Equity Year 1 Base Rent for US Lumber (2) Interest Expense - 3.65% (1) Net Cash to OLP Stabilized Return on Equity $11,650,000 $905,485 7.77% $1,032,000 (360,852) $671,148 20.65% (1) Mortgage with an interest rate of 3.65% closed May 20, 2016 (2) Base rent commenced in November 2016 22 Total Purchase Price Mortgage (1) Net Equity Invested $11,650,000 (10,000,000) $3,250,000 Improvements 1,600,000 Acquisition Case Study – Short Term Lease

▪ Fundamentals - focused r eal e state company ▪ Disciplined track record through economic cycles ▪ Active net lease strategy ▪ Experienced management team ▪ Alignment of interests through significant insider ownership 23 Summary – Why OLP?

APPENDIX 24

Purchase Price $ 13,896,000 Year 1 Base Rent $ 1, 450,633 Return on Equity 10.44% ▪ In August 2016, acquired 8 acres of land located in Beachwood, OH a wealthy suburb of Cleveland, which was simultaneously ground leased to an experienced multi - family operator ▪ The land is improved by a class A 348 unit mid - rise multifamily complex ▪ The building and improvements were constructed in 2015 and feature some of the market’s best modern amenities including, underground parking and storage, heated salt water pool, two story fitness center, yoga room, art gallery and 9 - 13’ ceiling heights 25 Acquisition Case Study – Ground Lease

▪ In June 2016, acquired a distribution facility in El Paso, TX net leased to Toro Co (NYSE: TTC) ▪ Toro is a global developer, manufacturer and distributor of lawn and landscape equipment ▪ Toro has a market cap of approximately $6.6 billion (as of 3/15/17) and is a BBB investment grade credit per Standard & Poors ▪ The b uilding is 419,821 SF on 24.09 acres of land with 24’ clear heights and 69 dock doors. The building features a depth of 240’ and provides in - place flexibility to be converted into a multi - tenant facility Purchase Price Mortgage (1) Net Equity Invested Year 1 Base Rent Interest Expense - 3.50% (1) Net Cash to OLP Return on Equity $23,695,000 ($15,000,000 ) $ 8,695,000 $1,657,600 (519,000) $1,138,600 13.09% (1) Mortgage with an interest rate of 3.50 % closed August 24, 2016 26 Acquisition Case Study – Industrial

▪ July 2015 – new financing aggregating $12.85 million with a 10 year term at an interest rate of 4.35% secured by the four properties at which the leases were extended ▪ In September 2008, acquired 8 sites from Office Depot in a sale leaseback transaction ▪ The 10 year original leases were absolute net ▪ Sold three locations at a profit in 2011 and 2012 ▪ In June 2015, Office Depot agreed to lease extensions through 2025 at four sites, absolute net, with increases of 10% of base rent every 5 years ▪ In exchange for this long term commitment, rent was lowered at the four sites by an average of 7% from the prior rent ▪ 7 remaining properties represent 3.5% of contractual rental income 27 Green: Extended Red: Sold Black : Re - leased Blend and Extend Case Study – Office Depot

▪ Dark and paying Office Depot site located in Kennesaw, GA (Atlanta MSA) ▪ The b uilding is 32,138 SF on 3.3 acres of land ▪ In December 2015, simultaneously negotiated a lease termination with Office Depot (obtaining a $950,000 early termination fee) and entered into a new 10 year lease with Bed Bath & Beyond ▪ Store operates as Bed Bath & Beyond’s new andThat ! concept ▪ Tenant credit rating increase to BBB+ from B ▪ Rent increased by 3.4% 28 Releasing Case Study – Office Depot

TOP TENANTS’ PROFILES 29

▪ Tenant: Haverty Furniture Companies, Inc. (NYSE:HVT ) ▪ Represents 6.8% of contractual rental income ▪ Full service home furnishings retailer founded in 1885 ▪ Public company since 1929 ▪ 124 showrooms in 16 states in the Southern and Midwestern regions ▪ Havertys has weathered many economic cycles, from recessions to depressions to boom times ▪ Total assets of $ 455 million and stockholders’ equity of $282 million a s of December 31, 2016 ▪ 11 properties aggregating 611,930 SF – Duluth (Atlanta), GA – Fayetteville (Atlanta), GA – Wichita, KS – Lexington, KY – Bluffton (Hilton Head), SC – Amarillo, TX – Cedar Park (Austin), TX – Tyler, TX – Richmond, VA – Newport News, VA – Virginia Beach, VA ▪ Properties subject to a unitary lease which expires in 2022 ▪ The rent per square foot on the portfolio is $ 7.64 Havertys – Cedar Park (Austin), TX Source : Tenant’s website 30 Havertys Furniture – Tenant Profile

▪ Tenant: LA Fitness International LLC ▪ Represents 4.5% of contractual rental income ▪ LA Fitness currently operates over 800 clubs in 21 states ▪ The company was founded in 1984 and is headquartered in Irvine, CA ▪ 3 properties representing 141,663 SF % of Contractual Rental Income – Secaucus , NJ: 2.0% – Tucker, GA: 1.4% – Hamilton, OH: 1.1% LA Fitness – Secaucus, NJ Representative LA Fitness – Secaucus, NJ ▪ Building: 44,863 SF on 1.23 acres ▪ 3 Mile Demographics (Source: Sites USA 2016) – Population : 297,391 – Daytime Population: 112,451 (within a 3 mile radius) – Average HH Income: $91,091 ▪ Location: 485 Harmon Meadow Blvd, Secaucus, NJ; 4 miles west of Manhattan ▪ The Harmon Meadow development features 2 million SF of office space, 7 hotels and over 1 million SF of retail space ▪ Lease expires February 28, 2025 Source : Tenant’s website Aerial Photo of Secaucus, NJ 31 LA Fitness – Tenant Profile

▪ Tenant : Northern Tool & Equipment ▪ Represents 4.1% of contractual rental income ▪ Distributor and retailer of industrial grade and personal use power tools and equipment. 95 retail stores in the U.S ▪ Acquired The Sportsman’s Guide and The Golf Warehouse to sell outdoor sports and leisure goods through their distribution chain ▪ The Class A, 30’ clearance building is situated 18 miles south of downtown Charlotte, NC off Interstate - 77 Source : Tenant’s website ▪ Location: 1850 Banks Road, Fort Mill, SC ▪ Building: 701,595 SF on 40 acres ▪ 3 Mile Demographics (Source: Sites USA, 2016) – Population : 24,356 – Average HH Income: $68,907 ▪ Lease expires April 30, 2029 Northern Tool – Fort Mill, SC 32 Northern Tool & Equipment – Tenant Profile

Source : Tenant’s website Office Depot – Cary, NC 33 Regal Entertainment Group – Tenant Profile ▪ Tenant: Regal Entertainment Group (NYSE: RGC) ▪ Represents 3.7% of contractual rental income ▪ Currently the largest American theater chain. The second largest chain AMC bought Carmike (4 th largest chain) which will make AMC the largest American chain. ▪ Brands include: Regal Cinemas, Edwards Theaters and United Artists Theaters ▪ 7,267 screens and 561 theaters in America ▪ $ 3.5 billion market cap (as of 3/15/2017) Sample Regal Luxury Seating Conversion ▪ 3 locations aggregating 150,520 SF ▪ % of Contractual Rental Income – Indianapolis, IN 1.0% – Manahawkin, NJ (1) 0.4% – Greensboro, NC 2.3% (leasehold expiring 2020) (1) Represents one tenant at a multi - tenant shopping center

▪ Tenant : Office Depot, Inc . (NYSE: ODP) ▪ Represents 3.5% of contractual rental income ▪ Leading global provider of office products and services ▪ Operates more than 1,400 retail stores ▪ Revenues of $11.0 billion (as of 12/31/16). Source : Tenant’s website  7 properties representing 174,431 SF % Contractual Rental Income – Chicago, IL: 0.8% – Cary (Raleigh - Durham), NC: 0.6% – El Paso, TX: 0.5% – Eugene, OR: 0.5% – Athens, GA : 0.4% – Lake Charles, LA: 0.4% – Batavia, NY: 0.3%  The first 4 locations listed above are subject to similar leases which expire in 2025 and were all part of the original sale leaseback transaction in 2008 34 Ferguson - Baltimore, MD Office Depot – Tenant Profile

GAAP Reconciliation

ONE LIBERTY PROPERTIES, INC.

The following table provides a reconciliation of net income per share of common stock (on a diluted basis) in accordance with GAAP to FFO and AFFO:

	For the Years Ended December 31,				
	2016	2015	2014	2013	2012
GAAP net income attributable to One Liberty Properties, Inc.	**$ 1.39**	**$ 1.22**	**$ 1.37**	**$ 1.14**	**$ 2.16**
Add: depreciation of properties	1.02	0.98	0.90	0.78	0.66
Add: our share of depreciation of unconsolidated joint ventures	0.05	0.04	0.02	0.03	0.06
Add: impairment loss	-	-	0.07	0.01	-
Add: amortization of deferred leasing costs	0.02	0.02	0.01	0.01	0.01
Add: Federal excise tax relating to gain on sale	-	0.01	0.02	-	0.02
Deduct: gain on sale of real estate	(0.57)	(0.32)	(0.63)	-	(1.32)
Deduct: purchase price fair value adjustment	-	(0.06)	-	-	-
Deduct: net gain on sale of real estate of unconsolidated joint ventures	-	-	-	(0.30)	-
Adjustments for non-controlling interests	(.01)	0.08	(0.01)	(0.01)	-
NAREIT funds from operations per share of common stock	**1.90**	**1.97**	**1.75**	**1.66**	**1.59**
Deduct: straight-line rent accruals and amortization of lease intangibles	(0.16)	(0.10)	(0.10)	(0.07)	(0.09)
Deduct: lease termination fee income	-	(0.17)	(0.08)	-	-
Add: our share of straight-line rent accruals and amortization of lease intangibles of unconsolidated joint ventures	-	-	-	-	0.01
Add: prepayment costs on debt	0.03	0.03	0.10	0.01	-
Add: amortization of restricted stock compensation	0.17	0.14	0.11	0.09	0.08
Add: amortization and write-off of deferred financing costs	0.05	0.06	0.06	0.06	0.06
Adjustments for non-controlling interests	-	(0.01)	-	-	-
Adjusted funds from operations per share of common stock	**$ 1.99**	**$ 1.92**	**$ 1.84**	**$ 1.75**	**$ 1.65**
AFFO PAYOUT RATIO	**83%**	**82%**	**82%**	**81%**	**81%**

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